UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2019 (April 30, 2019)

HANCOCK WHITNEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi	39501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (228) 868-4000

Title of each class	Trading symbol(s)	Name of each exchange on which registered

COMMON STOCK, PAR VALUE $3.33 PER SHARE	HWC	The NASDAQ Stock Market, LLC

(Securities registered or to be registered pursuant to Section 12(b) of the Act.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2019, Hancock Whitney Corporation, a Mississippi corporation (“Hancock Whitney”), and MidSouth Bancorp, Inc., a Louisiana corporation (“MidSouth”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, on the terms and subject to the conditions set forth therein, MidSouth will merge with and into Hancock Whitney (the “Merger”), with Hancock Whitney as the surviving corporation in the Merger. Immediately following the Merger, MidSouth Bank, N.A., a wholly owned bank subsidiary of MidSouth, will merge with and into Hancock Whitney Bank, a Mississippi bank and wholly owned subsidiary of Hancock Whitney (“Hancock Whitney Bank” and such merger, the “Bank Merger”), with Hancock Whitney Bank as the surviving entity in the Bank Merger. The Merger Agreement was approved by the Board of Directors of each of Hancock Whitney and MidSouth.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.10 per share, of MidSouth (the “MidSouth Common Stock”) issued and outstanding immediately prior to the Effective Time, except for shares to be canceled in accordance with Section 1.5(c) of the Merger Agreement, will be converted, in accordance with the procedures set forth in the Merger Agreement, into the right to receive, without interest, 0.2952 shares (the “Conversion Ratio” and such shares, the “Merger Consideration”) of the common stock, par value $3.33 per share, of Hancock Whitney (the “Hancock Whitney Common Stock”).

Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each option granted by MidSouth pursuant to MidSouth’s equity plans (a “MidSouth Option”) that is outstanding and unexercised will be converted automatically into an option (an “Adjusted Option”) to purchase, on the same terms and conditions as were applicable under such MidSouth Option immediately prior to the Effective Time (including vesting terms), the number of shares of Hancock Whitney Common Stock (rounded down to the nearest whole number of shares of Hancock Whitney Common Stock) equal to the product of (i) the number of shares of MidSouth Common Stock subject to such MidSouth Option immediately prior to the Effective Time, multiplied by (ii) the Conversion Ratio, which Adjusted Option will have an exercise price per share of Hancock Whitney Common Stock (rounded up to the nearest whole cent) equal to the quotient of (A) the exercise price per share of MidSouth Common Stock subject to such MidSouth Common Stock immediately prior to the Effective Time, divided by (B) the Conversion Ratio.

Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, (i) each award in respect of MidSouth Common Stock subject to vesting, repurchase or other lapse restriction granted under MidSouth’s equity plans (a “MidSouth Restricted Stock Award”) that, pursuant to the terms in effect as of the date of the Merger Agreement, would vest automatically as a result of the Effective Time or that is held by a non-employee member of the Board of Directors of MidSouth and (ii) each restricted stock unit award in respect of shares of MidSouth Common Stock granted under MidSouth’s equity plans, in each case that is outstanding immediately prior to the Effective Time, will vest at the Effective Time and convert automatically into the right to receive, without interest, the Merger Consideration in respect of each share of MidSouth Common Stock subject to such award immediately prior to the Effective Time (with applicable performance goals deemed satisfied at the target level and with the number of shares prorated if contemplated by the applicable MidSouth equity plan, award agreement or other governing document).

Additionally, under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each MidSouth Restricted Stock Award not subject to automatic vesting as a result of the Effective Time will be converted into a restricted stock award in respect of shares of Hancock Whitney Common Stock subject to the same terms and conditions (including vesting terms) and relating to the number of shares of Hancock Whitney Common Stock equal to the product of (i) the number of shares of MidSouth Common Stock subject to such MidSouth Restricted Stock Award immediately prior to the Effective Time, multiplied by (ii) the Conversion Ratio, with any fractional shares rounded down to the nearest whole share of Hancock Whitney Common Stock.

Under the terms and subject to the conditions of the Merger Agreement, MidSouth will redeem the outstanding shares of its preferred stock (the “MidSouth Preferred Stock”) effective as of, subject to and conditioned upon the occurrence of, the closing of the Merger. If any of the regulatory approvals required to redeem a series of MidSouth Preferred Stock are not obtained prior to the Effective Time, at the Effective Time, each outstanding share of such series of MidSouth Preferred Stock will automatically be converted into the right to receive a share of a newly created series of preferred stock of Hancock Whitney having the same rights, preferences, privileges and voting powers, and limitations and restrictions thereof, as such series of MidSouth Preferred Stock.

The Merger Agreement contains customary representations and warranties from both MidSouth and Hancock Whitney, each with respect to its and its subsidiaries’ businesses, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time. MidSouth agreed to call a meeting of its shareholders to approve the Merger Agreement and the transactions contemplated thereby (the “MidSouth Shareholder Approval”) and, subject to certain customary exceptions, for the Board of Directors of MidSouth to recommend that its shareholders vote in favor of such approvals. MidSouth has also agreed to customary non-solicitation covenants relating to alternative acquisition proposals that prohibit MidSouth from, subject to certain customary exceptions, soliciting proposals relating to certain alternative acquisition proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative acquisition. Notwithstanding any alternative acquisition proposals, the Merger Agreement requires MidSouth to convene a meeting of its shareholders and submit the Merger Agreement and the matters contemplated thereby to its shareholders for approval, unless the Merger Agreement has been terminated.

The completion of the Merger is subject to customary conditions, including (i) receipt of the MidSouth Shareholder Approval, (ii) authorization for listing on Nasdaq of the shares of Hancock Whitney Common Stock to be issued in the Merger, (iii) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Mississippi Department of Banking and Consumer Finance, (iv) effectiveness of the registration statement on Form S-4 for the Hancock Whitney Common Stock to be issued in the Merger, and (v) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or the Bank Merger or making the Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain qualifications, the accuracy of the representations and warranties of Hancock Whitney, in the case of MidSouth, and of MidSouth, in the case of Hancock Whitney, (b) performance in all material respects by MidSouth, in the case of Hancock Whitney, and by Hancock Whitney, in the case of MidSouth, of its obligations under the Merger Agreement, and (c) receipt by Hancock Whitney and MidSouth of an opinion from their respective counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both MidSouth and Hancock Whitney and further provides that a termination fee of $8,000,000 will be payable by MidSouth upon termination of the Merger Agreement under certain circumstances, including if its Board of Directors withdraws or adversely modifies its recommendation that MidSouth shareholders vote in favor of the Merger Agreement and the transactions contemplated thereby.

In connection with entering into the Merger Agreement, Hancock Whitney entered into voting and support agreements (the “Support Agreements”) with certain shareholders of MidSouth, including the directors of MidSouth in their capacities as shareholders. Subject to the terms and conditions of the Support Agreements, each such shareholder agreed, among other things, to vote in favor of the approval of the Merger Agreement and the transactions contemplated thereby, and against alternative acquisition proposals.

The foregoing descriptions of the Merger Agreement and Support Agreements do not purport to be complete and each is qualified in its entirety by reference to the full text of the Merger Agreement, the form of Support Agreement signed by directors of MidSouth and the form of Support Agreement signed by certain non-director shareholders, which are filed herewith as Exhibits 2.1, 99.1 and 99.2, and are incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger, unless otherwise specified in the Merger Agreement, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding MidSouth or Hancock Whitney, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding MidSouth, Hancock Whitney, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of MidSouth and a prospectus of Hancock Whitney, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of MidSouth and Hancock Whitney make with the Securities and Exchange Commission (“SEC”).

Important Cautionary Statement about Forward-Looking Statements

This report contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations regarding the business combination, our performance and financial condition, the integration of MidSouth with Hancock Whitney, deposit trends, credit quality trends, changes in interest rates, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook”, or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties, including among others: the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Hancock Whitney’s and MidSouth’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals for the merger or related transactions are not obtained or the conditions to the parties’ obligations to complete the merger are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks relating to the parties and the proposed transaction, will be more fully discussed in the Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement will be, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward looking statements.

Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other periodic reports that we file with the SEC.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction between Hancock Whitney and MidSouth. In connection with the proposed merger, Hancock Whitney will file with the SEC a Registration Statement on Form S-4 that will include the Proxy Statement of MidSouth and a Prospectus of Hancock Whitney, as well as other relevant documents regarding the proposed transaction. A definitive Proxy Statement/Prospectus will be sent to MidSouth shareholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. MidSouth shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus when it becomes available, along with any other documents filed by Hancock Whitney and MidSouth with the SEC, and any amendments or supplements to these documents, because they will contain important information regarding the merger and the parties to the merger. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Hancock Whitney and MidSouth, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Hancock Whitney at www.hancockwhitney.com/investors under the heading “SEC Filings” or from MidSouth at www.midsouthbank.com under the heading “SEC Filings”. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Hancock Whitney Corporation, Hancock Whitney Plaza, 2510 14th Street, Gulfport, Mississippi 39501, Attention: Investor Relations, by calling 504.299.5208, or by sending an e-mail to trisha.carlson@hancockwhitney.com, or by directing a request to MidSouth Bancorp, Inc., 102 Versailles Boulevard, Lafayette, Louisiana 70501, Attention: Investor Relations, by calling 337.593.3143, or by sending an e-mail to lorraine.miller@midsouthbank.com.

Participants in the Solicitation

Hancock Whitney, MidSouth, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Hancock Whitney’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 12, 2019. Information regarding MidSouth’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described above under “Important Additional Information and Where to Find It.”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 30, 2019, by and between Hancock Whitney Corporation and MidSouth Bancorp, Inc.*

99.1	Form of Voting and Support Agreement, dated as of April 30, 2019, by and between Hancock Whitney Corporation and each of the directors of MidSouth Bancorp, Inc. (in their capacities as shareholders of MidSouth Bancorp, Inc.)

99.2	Form of Voting and Support Agreement, dated as of April 30, 2019, by and between Hancock Whitney Corporation and certain significant shareholders of MidSouth Bancorp, Inc.

*

The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

May 2, 2019	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer